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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005
                                                         ----------------

                          COOPERATIVE BANKSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

     North Carolina                    0-24626                56-1886527
     --------------                  ------------             ----------
(State or other Jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)            Identification No.)

               201 Market Street, Wilmington, North Carolina 28401
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (910) 343-0181
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01      REGULATION FD DISCLOSURE.
               ------------------------

         On January 27, 2005, Cooperative Bankshares, Inc. (the "Company"), the holding company for Cooperative Bank, issued a press release to reiterate its fourth quarter 2004 earnings per share, as reported in the Company's January 25, 2005 earnings release, and to correct an erroneous research report issued by a third party regarding its fourth quarter earnings. A copy of the Company's press release dated January 27, 2005 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

       (a)     Financial Statements of Businesses Acquired: Not applicable

       (b)     Pro Forma Financial Information:  Not applicable

       (c)     Exhibits

               Number            Description
               ------            -----------

                99.1             Press Release Dated January 27, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 27, 2005                 By: /s/ Frederick Willetts, III
                                            -----------------------------------
                                            Frederick Willetts, III, President